UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 27, 2016

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	0001-36033 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Completion of Concurrent Public Offerings of Ordinary Shares and Convertible Senior Notes. On October 27, 2016, Theravance Biopharma, Inc. (the “Company”) entered into an underwriting agreement (the “Equity Underwriting Agreement”) with Leerink Partners LLC and Evercore Group L.L.C., as representatives of the underwriters named therein (the “Equity Underwriters”), in connection with the offer and sale by the Company of 3,850,000 ordinary shares of the Company, par value $0.00001 per share (“Ordinary Shares”), at a price to the public of $26.00 per share (the “Shares”). Concurrently, the Company entered into an underwriting agreement (the “Note Underwriting Agreement”) with Leerink Partners LLC, Evercore Group L.L.C. and Piper Jaffray & Co., as representatives of the underwriters named therein (the “Note Underwriters”) in connection with the offer and sale by the Company of $200 million aggregate principal amount of the Company’s 3.250% convertible senior notes due 2023 (the “Notes”).

The Company also granted to the Equity Underwriters a 30-day option to purchase up to 577,500 additional Shares and to the Note Underwriters a 30-day option to purchase up to an additional $30 million aggregate principal amount of Notes (the “Note Option”).  On October 31, 2016, the Note Underwriters exercised the Note Option in full.

On November 2, 2016, the Company closed the offerings of the Shares and the Notes, including the Note Option.  The Company received net proceeds from the concurrent offerings of approximately $316,200,000, after deducting underwriting discounts and commissions and other estimated transaction expenses.

The Shares and the Notes (and the Ordinary Shares issuable upon conversion of the Notes) were offered and sold under a prospectus dated October 26, 2016 (the “Prospectus”) filed with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-214257), and the prospectus supplements filed by the Company with the Commission pursuant to Rule 424(b)(5) under the Act, in each case, dated October 27, 2016 (each, a “Prospectus Supplement” and together, the “Prospectus Supplements”), to the Prospectus, and a free writing prospectus containing the final terms of the Shares and the Notes dated October 27, 2016 and filed by the Company with the Commission pursuant to Rule 433 under the Act,.

A copy of the Equity Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and a copy of the Note Underwriting Agreement is attached as Exhibit 1.2 to this Current Report on Form 8-K, and both agreements are incorporated by reference herein. Additionally, attached as Exhibits 5.1 and 5.2 to this Current Report on Form 8-K and incorporated herein by reference are copies of the opinions of Maples and Calder and Shearman and Sterling LLP, respectively, relating to the validity of the Shares and Notes, as applicable, sold in the offerings (the “Legal Opinions”). The Legal Opinions are also hereby incorporated by reference herein.

Base Indenture and Supplemental Indenture. The Company issued the Notes under an indenture dated as of November 2, 2016 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the first supplemental indenture dated as of November 2, 2016, between the Company and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes bear interest at a rate of 3.250% per year, payable semi-annually in arrears, on November 1 and May 1 of each year, commencing on May 1, 2017. The Notes are senior unsecured obligations of the Company and rank senior in right of payment to any of the Company’s indebtedness that is expressly subordinated in right of payment to the notes; equal in right of payment to any of the Company’s indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness; and structurally junior to all indebtedness and other liabilities (including trade payables) of the Company’s subsidiaries.

The Notes will mature on November 1, 2023 (the “Maturity Date”), unless earlier redeemed or repurchased by the Company or converted.

Holders may convert their notes into Ordinary Shares at an initial conversion rate of 29.0276 shares for each $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $34.45 per share), subject to adjustment, in certain circumstances (including upon the occurrence of a fundamental change (as defined in the Indenture)), at any time prior to the close of business on the second business day immediately preceding the Maturity Date.

Upon the occurrence of a fundamental change involving the Company, holders of the Notes may require the Company to repurchase all or a portion of their Notes for cash at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Indenture contains customary terms and covenants and events of default. The Notes are not redeemable at the Company’s option prior to maturity except in connection with certain changes in tax laws.

A copy of the Base Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the Notes and the Indenture in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Indenture and the form of Note included therein. The Base Indenture, the Supplemental Indenture and the form of Note are also hereby incorporated by reference hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD

On October 26, 2016, the Company issued a press release announcing the proposed public offerings of the Shares and the Notes, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On October 27, 2016, the Company issued a press release announcing the pricing of the public offerings of the Shares and the Notes, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Pursuant to the terms of the Equity Underwriting Agreement and the Note Underwriting Agreement, the Company and all of the Company’s directors and executive officers also agreed not to sell or transfer any Ordinary Shares held by them for 90 days after October 27, 2016 without first obtaining the written consent of the Underwriters, subject to certain exceptions, as described in the Prospectus Supplements.

The information in Item 7.01 and in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Title of Document

1.1	Underwriting Agreement dated as of October 27, 2016, among Theravance Biopharma, Inc. and Leerink Partners LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein.

1.2

Underwriting Agreement dated as of October 27, 2016, among Theravance Biopharma, Inc. and Leerink Partners LLC, Evercore Group L.L.C. and Piper Jaffray & Co., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of November 2, 2016, between Theravance Biopharma, Inc. and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 2, 2016, between Theravance Biopharma, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 3.25% Convertible Senior Note due 2023 (included in Exhibit 4.2)

5.1	Opinion of Maples and Calder.

5.2	Opinion of Shearman and Sterling LLP.

23.1	Consent of Maples and Calder (included in Exhibit 5.1 hereto).

23.2	Consent of Shearman and Sterling LLP (included in Exhibit 5.2 hereto).

99.1	Press release dated October 26, 2016.

99.2	Press release dated October 27, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: November 2, 2016	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title of Document

1.1	Underwriting Agreement dated as of October 27, 2016, among Theravance Biopharma, Inc. and Leerink Partners LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein.

1.2

Underwriting Agreement dated as of October 27, 2016, among Theravance Biopharma, Inc. and Leerink Partners LLC, Evercore Group L.L.C. and Piper Jaffray & Co., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of November 2, 2016, between Theravance Biopharma, Inc. and Wells Fargo Bank, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of November 2, 2016, between Theravance Biopharma, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 3.25% Convertible Senior Note due 2023 (included in Exhibit 4.2)

5.1	Opinion of Maples and Calder.

5.2	Opinion of Shearman and Sterling LLP.

23.1	Consent of Maples and Calder (included in Exhibit 5.1 hereto).

23.2	Consent of Shearman and Sterling LLP (included in Exhibit 5.2 hereto).

99.1	Press release dated October 26, 2016.

99.2	Press release dated October 27, 2016.